EX-32
SECTION 1350 CERTIFICATION OF JERRY DIX AND LAWRENCE C. EARLY

                    SECTION 1350 CERTIFICATION

     In connection with the annual report of 5G Wireless
Communications, Inc. ("Company") on Form 10-K for the year ended
December 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 5, 2006                   /s/ Jerry Dix
                                       Jerry Dix,
                                       Chief Executive Officer


Dated: April 5, 2006                   /s/  Lawrence c. Early
                                       Lawrence C. Early,
                                       Chief Financial Officer